UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — January 17, 2014
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INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Segment Results
In November 2013, Ingersoll-Rand plc (the “Company”, “we”, “our”) announced a realignment of its organizational structure to provide a greater focus on growth, continue implementation of business operating systems, build on our successful operational excellence philosophy, and reduce complexity and costs. As a result of these changes, information that the Company’s chief operating decision maker (its chief executive officer) regularly reviews for purposes of allocating resources and assessing performance changed. Therefore, effective with the reporting of fourth quarter 2013 results, the Company will report its financial performance based on the two reportable segments described below.
Exhibit 99.1, to this Form 8-K provides a summary of the Company’s historical segment results revised for the new reporting structure. The revised historical segment results exclude the results of the commercial and residential security businesses (“Allegion™”) which were spun-off to Allegion plc on December 1, 2013 (the “Spin-off”). The information contained in this Exhibit 99.1 is being furnished pursuant to Regulation FD in order to provide the financial community with financial information that is presented on a basis consistent with the new reporting structure. Beginning with the year ended December 31, 2013, the Company’s financial statements will reflect the new reporting structure with prior periods adjusted accordingly.
Climate
Our Climate segment delivers energy-efficient solutions globally and includes the Trane® and American Standard® Heating & Air Conditioning which provides heating, ventilation and air conditioning (“HVAC”) systems, and commercial and residential building services, parts, support and controls; and Thermo King®, the leader in transport temperature control solutions.
Industrial
Our Industrial segment delivers products and services that enhance energy efficiency, productivity and operations. It includes Ingersoll Rand® compressed air systems and services, power tools and material handling systems, ARO® fluid management equipment, as well as Club Car® golf, utility and rough terrain vehicles.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial information to provide important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations. We have disclosed this non-GAAP financial information in our past quarterly earnings releases so that investors have the same financial data that we use to make comparisons with our historical operating results and analyze our underlying performance. Exhibit 99.2 to this Form 8-K provides the same non-GAAP financial information provided historically. The non-GAAP reconciliation in Exhibit 99.2 presents selected adjusted pro forma financial information derived from the pro forma financial statements presented in a Current Report on Form 8-K filed on December 5, 2013, which gives effect to the Spin-off and the related transactions as further adjusted to reflect certain non-GAAP adjustments.
The non-GAAP financial measures have been presented for informational purposes only. The non-GAAP financial measures do not purport to project our results of operations or financial condition for any period subsequent to September 30, 2013.
The information in the Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.
This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements,” which are statements that are not historical facts. These forward-looking statements are based on the Company’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from the Company’s current expectations. Such factors include, but are not limited to, the Company’s ability to fully realize the expected benefits of the proposed Spin-off, global economic conditions, demand for the Company’s products and services and tax law changes. Additional factors that could cause such differences can be found in the Company’s Form 10-K for the year ended December 31, 2012, Form 10-Q for the quarters ended March 31, 2013, June 30, 2013, and September 30, 2013 and in our other SEC filings. The Company assumes no obligation to update these forward-looking statements.

Item 9.01—Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1
Historical Unaudited Business Segments - for the quarters ended September 30, 2013; June 30, 2013; March 31, 2013; December 31, 2012; September 30, 2012; June 30, 2012; and March 31, 2012; and for the years ended December 31, 2012 and December 31, 2011.

99.2	Selected Adjusted Pro Forma Financial Information - for the nine months ended September 30, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date:	January 17, 2014	/s/ SUSAN K. CARTER
Susan K. Carter, Senior Vice President and Chief Financial Officer